INVESTMENTS AT FAIR VALUE THROUGH INCOME OR LOSS	12 Months Ended
Dec. 31, 2021
INVESTMENTS AT FAIR VALUE THROUGH INCOME OR LOSS
INVESTMENTS AT FAIR VALUE THROUGH INCOME OR LOSS

15.INVESTMENTS AT FAIR VALUE THROUGH INCOME OR LOSS

Non-current	2021	2020
	£'000	£'000

At 1 January	1,393	58
Additions	219	1,336
Foreign exchange movement	—	(1)
Fair value through income or loss	183	—
Disposals	(1,392)	—
At 31 December	403	1,393

GPUone Holding Inc.

As part of the disposition of GPUone Holdings Inc on 20 August 2021 Argo disposed of 100% of its holding for a total consideration of £764,000, of which £128,000 was received post year end once the final total assets were calculated. This resulted in a loss on sale of investment of £629,000.

Luxor Technology Corporation

On 7 December 2020 the Group entered into an agreement to acquire £73,427 (USD$100,000) of shares in Luxor Technology Corporation. On 7 May 2021, following a second round of funding which the Group did not participate in, this prepayment became an investment representing less than 1% of the Series A-1 Preferred Stock and voting rights.

WonderFi Technologies Inc.

On 3 June 2021 the Group invested £145,933 (CDN$250,000) of WonderFi Technologies Inc. equating to 250,000 ordinary shares (formerly DeFi Ventures Inc.) an investment representing less than 1% of the Ordinary shares and voting rights. As at 31 December 2021 the investment was revalued to the year end share price of CAD 2.25 per share, resulting in a £183,000 fair value adjustment.